Exhibit 10.13

EQUIPMENT PURCHASE AGREEMENT

Transferor: Beijing Keyibangen Medical Instruments Co., Ltd.

Transferee: Beijing Libeier Biology Engineering Research Institute Co., Ltd.

Pursuant to the provisions of the General Principles of the Civil Law of the People’s Republic of China and the Contract Law of the People’s Republic of China, upon amicable consultation and on the basis of equality and free will, the parties hereby enter into this purchase agreement with the main contents as follows:

1. Transferor will transfer all its manufacturing equipment to Transferee. The specific products under such transfer and the purchase price of the specific products will be as previously agreed upon by the parities. The product names are shown in the registration list of manufacturing equipment attached hereto and the product prices are shown in the copies of accounting vouchers attached hereto.

2. The delivery of the products by Transferor to Transferee shall be deemed completed after Transferor delivers the equipment to the place designated by Transferee and Transferee inspects and accepts the delivered equipment. The purchase price to be paid by Transferee will be the price agreed upon by both parties and the payment schedule will be determined by the parties through their consultation. Transferee shall fully pay the purchase price within one year after Transferor has performed its delivery obligations.

3. The attachments to this agreement shall have same legal effect as that of this agreement. This agreement is made in duplicate and each party shall hold one copy, with both copies of equal legal effect. This agreement shall take effect from the date of execution by both parties with their official seals affixed hereto.

Transferor: /s/ Beijing Keyibangen Medical Instruments Co., Ltd. /affixed with official seal/

Date: April 28, 2008

Transferee: /s/ Beijing Libeier Biology Engineering Research Institute Co., Ltd. /affixed with official seal/

Date: April 28, 2008

Fixed Assets—Machinery Equipment Inventory List Evaluation (Inventory List of equipments to be transferred from Keiyibangen to Libeier)

Name of company in possession of the asset: Beijing Libeier Biology Engineering Research Institute Co., Ltd.

									Book Value		Adjusted Book Value
Serial Number	Equipment Number	Equipment Name	Specifications and Models	Manufacturer	Unit of Measurement	Quantity	Date of Purchase	Start Date	Original Value	Net Value	Original Value	Net Value
12		milling machine	FAW120T	Wuxi Fodoo	item	1.0	April-08	May-08	42,082.50	42,082.50	42,082.50	42,082.50
13		water equipment		Beijing	item	1.0	April-08	May-08	45,250.00	45,250.00	45,250.00	45,250.00
14		mould			item	1.0	April-08	May-08	3,495.83	3,495.83	3,495.83	3,495.83
15		bench magnifier	SKK-B/10X/22	Japan	item	1.0	April-08	May-08	4,007.50	4,007.50	4,007.50	4,007.50
16		lathe	CM6125	Jinan First Machine Tool	item	1.0	April-08	May-08	15,708.33	15,708.33	15,708.33	15,708.33
17		milling machine	XA5032	Beijing No. 1 Machine Tool	item	1.0	April-08	May-08	78,267.72	78,267.72	78,267.72	78,267.72
18		universal knee-and-column milling machine	XQ6125B	Guilin	item	1.0	April-08	May-08	25,783.80	25,783.80	25,783.80	25,783.80
19		sclerometer			item	1.0	April-08	May-08	6,123.33	6,123.33	6,123.33	6,123.33
20		air compressor	B22-15	Shanghai Fengxian Installation and Vessels Factory	item	1.0	April-08	May-08	45,807.64	45,807.64	45,807.64	45,807.64
21		storage and delivery car	600*600*795	Shanghai Pute	item	1.0	April-08	May-08	3,618.33	3,618.33	3,618.33	3,618.33
22		rotational burnisher	XL60P	Dalian Longzheng	item	1.0	April-08	May-08	14,836.67	14,836.67	14,836.67	14,836.67
23		310 bedroom lathe	CTX310	Gildemeister	item	1.0	April-08	May-08	601,883.45	601,883.45	601,883.45	601,883.45
24		NC additional shaft			item	1.0	April-08	May-08	16,572.60	16,572.60	16,572.60	16,572.60
25		liquid sandblasting machine		Changkong Sand Blasting Equipment	item	1.0	April-08	May-08	20,098.19	20,098.19	20,098.19	20,098.19
26		centerless grinder	M1020A	Wuxi Machine Tool Plant	item	1.0	April-08	May-08	60,638.94	60,638.94	60,638.94	60,638.94
27		single axle NC electrical spark forming machine	CTE300K	Beijing Dimengkate Machine Tool	item	1.0	April-08	May-08	48,416.67	48,416.67	48,416.67	48,416.67
28		universal tool grinding machine	M6025A	Wuhan Machine Tool Works	item	1.0	April-08	May-08	27,203.74	27,203.74	27,203.74	27,203.74
29		lathe	HG-32	Liaoning	item	1.0	April-08	May-08	23,096.27	23,096.27	23,096.27	23,096.27
30		vertical machining center	MXR-460V	Beiyi Dayu	item	1.0	April-08	May-08	571,023.75	571,023.75	571,023.75	571,023.75
31		air compressor	B22-15	Shanghai Fengxian Installation and Vessels Factory	item	1.0	April-08	May-08	23,941.67	23,941.67	23,941.67	23,941.67
32		Zebra printer			item	1.0	April-08	May-08	7,248.67	7,248.67	7,248.67	7,248.67
33		DNC-B software and hardware			item	1.0	April-08	May-08	12,132.16	12,132.16	12,132.16	12,132.16
34		fast NC wire-cut machine	CTW400	Dimengkate Machine Tool	item	1.0	April-08	May-08	57,131.67	57,131.67	57,131.67	57,131.67
35		Haier air conditioner			item	1.0	April-08	May-08	6,480.00	6,480.00	6,480.00	6,480.00
36		ultrasonic wave cleaner		Siemens	item	1.0	April-08	May-08	6,193.75	6,193.75	6,193.75	6,193.75
37		abrasive furnishing machine	1000W		item	1.0	April-08	May-08	10,333.75	10,333.75	10,333.75	10,333.75
38		vibrating burnisher	LZD150PSP	Dalian	item	1.0	April-08	May-08	17,782.20	17,782.20	17,782.20	17,782.20
39		knife sharpener	HDT30	Shandong	item	1.0	April-08	May-08	8,772.50	8,772.50	8,772.50	8,772.50
40		spark high-speed tapping machine	CTD703	Dimengkate Machine Tool	item	1.0	April-08	May-08	22,480.00	22,480.00	22,480.00	22,480.00
41		flat stone mill	M7120	Hangzhou Machine Tool Plant	item	1.0	April-08	May-08	50,352.56		50,352.56	0.00
42		numerical control machine	HYK20F	Shanghai Instrument	item	1.0	April-08	May-08	154,761.17	154,761.17	154,761.17	154,761.17
43		worktable	2000*750*860	Shanghai Bott	item	1.0	April-08	May-08	3,600.82	3,600.82	3,600.82	3,600.82
44		rotational burnisher	XL60P	Dalian Longzheng	item	1.0	April-08	May-08	14,898.60	14,898.60	14,898.60	14,898.60
45		lathe	CM6125	Jinan First Machine Tool	item	1.0	April-08	May-08	16,868.67	16,868.67	16,868.67	16,868.67
46		manual tailstock TS160RS			item	1.0	April-08	May-08	9,374.40	9,374.40	9,374.40	9,374.40
47		microscope	MF-A1020	Japan Mitutoyo	item	1.0	April-08	May-08	171,222.33	171,222.33	171,222.33	171,222.33
48		ultrasonic wave cleaner	1000W	Siemens	item	1.0	April-08	May-08	4,453.33	4,453.33	4,453.33	4,453.33
49		forcing press	JD23-4	Zhejiang Metalforming Machinery	item	1.0	April-08	May-08	7,330.29	7,330.29	7,330.29	7,330.29
50		tool vehicle	564*372*820		item	1.0	April-08	May-08	4,327.67	4,327.67	4,327.67	4,327.67
51		electric burner	SX-8-10	Beijing Electric Furnace Works	item	1.0	April-08	May-08	5,239.00	5,239.00	5,239.00	5,239.00
52		vertical machining center	MXR-460V	Beijing No. 1 Numerical Control	item	1.0	April-08	May-08	505,076.94	505,076.94	505,076.94	505,076.94
53		worktable	1500*750*800	Shanghai Bott	item	1.0	April-08	May-08	1,870.40	1,870.40	1,870.40	1,870.40
54		scrap-iron car	1000*850*870	Shanghai Bott	item	1.0	April-08	May-08	1,425.07	1,425.07	1,425.07	1,425.07
55		storage drawer cabinet	1125*600*21	Shanghai Bott	item	1.0	April-08	May-08	2,260.07	2,260.07	2,260.07	2,260.07

56	drill press	E512-2A	Xihu	item	1.00	April-08	May-08	1,177.35	1,177.35	1,177.35	1,177.35
57	tool milling machine	X8130A	Beijing Instrument and Meter Plant	item	1.00	April-08	May-08	52,261.20	52,261.20	52,261.20	52,261.20
58	projection grinder	M9017B	Third Shanghai Machine Tool Plant	item	1.00	April-08	May-08	121,352.11	121,352.12	121,352.11	121,352.12
59	NC circular table			item	1.00	April-08	May-08	79,315.20	79,315.20	79,315.20	79,315.20
60	fast NC wire-cut machine	FW1	AgieCharmilles	item	1.00	April-08	May-08	117,214.29	117,214.29	117,214.29	117,214.29
61	hydrostatic press	YJ32-100A	Jiangdu, Chongqing	item	1.00	April-08	May-08	51,722.55	51,722.55	51,722.55	51,722.55
62	universal peripheral milling machine	MG1420E	Beijing No. 2 Machine Tool Works	item	1.00	April-08	May-08	69,368.80	69,368.80	69,368.80	69,368.80
63	fast NC wire-cut machine	CTW400	Dimengkate Machine Tool	item	1.00	April-08	May-08	54,226.67	54,226.67	54,226.67	54,226.67
64	numerically controlled lathe	HYK20	Shanghai Mingjing Machine Tool	item	1.00	April-08	May-08	91,606.67	91,606.67	91,606.67	91,606.67
65	universal dividing	F11100	Yantai	item	1.00	April-08	May-08	1,579.23		1,579.23	0.00
66	electrolytic rectifier			item	1.00	April-08	May-08	1,276.37		1,276.37	0.00
67	black light lamp			item	1.00	April-08	May-08	3,365.61		3,365.61	0.00
68	manostat	WY15020	Shanghai Wenya Power Voltage Manufacturing	item	1.00	April-08	May-08	11,025.00		11,025.00	0.00
69	storage racks			item	1.00	April-08	May-08	3,946.56		3,946.56	0.00
	Subtotal							3,438,910.56

Fixed Assets—Electronic Equipment Inventory List Evaluation

Base Date of Assessment May 31, 2007

									Book Value		Adjusted Book Value
Serial Number	Equipment Number	Equipment Name	Specifications and Models	Manufacturer	Unit of Measurement	Quantity	Date of Acquisition	Start Date	Original Value	Net Value	Original Value	Net value
		computer			item	1	April-08	May-08	5,187.18	5,187.18	5,187.18	5,187.18
		display equipment			item	1	April-08	May-08	3,165.30	3,165.30	3,165.30	3,165.30
		desk			item	1	April-08	May-08	1,656.79	1,656.79	1,656.79	1,656.79
		desk			item	1	April-08	May-08	6,212.50	6,212.50	6,212.50	6,212.50
		computer equipment			item	1	April-08	May-08	4,786.38	4,786.38	4,786.38	4,786.38
		iron sheet cabinet			item	1	4/6/08	May-08	1,837.00	1,837.00	1,837.00	1,837.00
		Subtotal							22,845.15	22,845.15	22,845.15	22,845.15

		Total							3,461,755.71

Supplementary Agreement

Transferor: Beijing Keyibangen Medical Instruments Co., Ltd.

Transferee: Beijing Libeier Biology Engineering Research Institute Co., Ltd.

WHEREAS, the Transferor and the Transferee entered into an Equipment Purchase Agreement on April 28, 2008, under which, the Transferor has transferred all of its manufacturing equipments to the Transferee and the Transferee has paid to the Transferor the transfer price in full and on time.

WHEREAS, the Transferor has transferred to the Transferee in installments the raw materials, finished products, returned products, accounts receivable, charges paid on others’ behalf, marketable fixed assets, salary, rent, and pre-received accounts etc. (collectively “Inventories”) relating to the manufacturing equipments that have been transferred to the Transferee under the Equipment Purchase Agreement.

NOW THEREFORE, the parties have entered into this Supplementary Agreement:

1. The Transferor agrees to transfer all of its Inventories to the Transferee and the Transferee agrees to accept such transfer. The detailed items and prices for the Inventories to be transferred hereunder are otherwise agreed by the parties in the appendix hereto.

2. As of the date hereof, the Transferor has transferred to the Transferee all the Inventories hereunder and all the equipments under the Equipment Purchase Agreement. The Transferee has paid to the Transferor the transfer price for the equipments in the aggregate amount of three million four hundred sixty-one thousand seven hundred and fifty-five point seventy-two Yuan. (RMB3,461,755.72 in number), and the Transferee agrees to pay to the Transferor the transfer price for the Inventories in the aggregate amount of four million eight hundred ninety-two thousand five hundred and thirty-four Yuan (RMB4,892,534.00 in number) within twelve (12) months as of the date hereof.

3. The appendix hereto shall have the same legal effect with the main body hereof. This Agreement has two (2) counterparts with the same legal effect and each party holds one of them, which shall become effective as of the date hereof.

Transferor: Beijing Keyibangen Medical Instruments Co., Ltd. /affixed with the company seal/

Guo Zhenmei /s/

Date: July 23, 2010

Transferee: Beijing Libeier Biology Engineering Research Institute Co., Ltd. /affixed with the company seal/

Guo Qian /s/

Date: July 23, 2010

Breakdown for Payable to Keyibangen

July 23, 2010

		Amount (RMB)
	Transferred Inventories:
Raw Materials	Raw Materials	2,897,495
Finished Products	Finished Products	2,174,556
Returned Products	Products Returned of Then-Current Period which was Made in 2007 and the Earlier Date (Sold by Keyibangen)	(1,623,320)
Accounts Receivable	Accounts Receivable of Keyibangen as of January 1, 2008 to be Transferred to Libeier	389,383
Charges Paid on Others’ Behalf	Charges Paid by Keyibangen on behalf of Libeier	292,791
Personnel Salary	Employees’ Salary Paid by Keyibangen on behalf of Libeier	862,659
Rent	Rent Owed by Libeier to Keyibangen	75,000
Sale of Fixed Assets	Sale of Fixed Assets	3,461,756
Pre-received Accounts	Keyibangen’s Pre-received Accounts of Then-Current Period	11,473

		8,541,793